EXHIBIT 32

                               LICENSING AGREEMENT


          THIS LICENSING AGREEMENT is made and entered into as of the ___ day of ________, 1996, (the "Agreement") by and between AutoLend IAP, Inc., a Delaware corporation, having its principal place of business at [address] (the "Licensor"), and AutoLend Group, Inc., a Delaware corporation, having its principal place of business at 420 Jefferson Avenue, Miami Beach, Florida 33139 (the "Licensee").

          WHEREAS pursuant to the Assignment Agreement of even date herewith, by and between the Licensor and the Licensee, the Licensor owns all rights, title and interest in and to the tradename "AutoLend" (the "Tradename"); and

          WHEREAS the Licensee is desirous of licensing the Tradename from the Licensor solely for use in Licensee's name "AutoLend Group, Inc.", and only until such time as Licensee obtains another corporate name;

          NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Grant of License. The Licensor hereby grants to the Licensee a non-transferable, royalty-free, non-exclusive right and license, solely within the United States and only during the Term, to use the Tradename in conducting business (the "Business") under the name "AutoLend Group, Inc." and not for any other purpose.

          2. Use of Tradename. Licensee may use the Tradename in connection with collecting receivables in its automobile finance business and as its corporate name for legal purposes.

          3. Concurrent Use of Licensor's Tradenames. Licensee shall have the right to reasonable use of its own tradenames and trademarks with the Tradename, but shall not use composite marks consisting of a Licensee-owned mark or name, or mark or logo of another company, and the Tradename. Licensee shall physically separate, to the extent practicable, the appearance of the Tradename in any advertising, labeling or other sales and promotional materials from any other tradename or trademark used by Licensee in such materials in connection with the Business.

          4. Other Conditions of Use. (a) Licensee hereby recognizes and acknowledges the ownership of the Tradename by Licensor and shall not at any time do any act which is reasonably likely to impair the Tradename or the rights of Licensor in the Tradename.

          (b) Licensee shall not register or otherwise attempt to obtain, and hereby disclaims any right, title or interest in or to, the Tradename, except the right to use the Tradename as provided herein. If Licensee shall acquire any right to the Tradename, Licensee shall assign such right to Licensor at no cost or royalty immediately upon Licensor's request, whether before or after the expiration or termination of the license granted hereunder.

          (c) Licensee's use of the Tradename shall adhere to those standards of quality which are equal to or superior to those high standards of quality heretofore adhered to by Licensee in using the Tradename in the Business. Licensor acknowledges that Licensee's use of the Tradename on the date hereof complies with this clause (c).

          (d) Any labeling, or other materials of Licensee displaying the Tradename otherwise permitted hereunder, other than stationery and envelopes already printed as of the date hereof or in such forms modified solely to reflect any new business of the Licensee, shall bear a statement that such Tradename is a licensed tradename of AutoLend Inventory Assistance Program, Inc.

          (e) Licensee shall notify Licensor promptly of any infringement or potential infringement of the Tradename of which Licensee becomes aware. Licensee shall cooperate with Licensor, and take such action as Licensor shall reasonably request, at Licensor's sole cost and expense, to protect the rights of Licensor in the Tradename against infringement.

          5. Term. This Agreement shall commence on the date hereof and terminate on the earlier of (i) the date of a change in the Licensee's corporate name, or (ii) ninety (90) days following the date of the next meeting of stockholders of the Licensee (the "Term"). Licensee hereby covenants and agrees that it shall obtain a new name as promptly as possible.

          6. Termination. (a) Notwithstanding the provisions of paragraph 5 above, Licensor shall have the right to cancel and terminate this license at any time in the event Licensee has violated or failed to perform any of its material obligations under this Agreement and has failed to correct such default within fifteen (15) days after written notice thereof, or in the event of insolvency or bankruptcy or upon the appointment of a receiver for Licensee or upon the reorganization of Licensee for the benefit of creditors.

          (b) Upon expiration or termination of the license granted hereunder to use the Tradename, Licensee shall desist from using such Tradename and shall not use any other tradename or trademark having a resemblance thereto or confusingly similar therewith.

          7. Indemnification by Licensee. The Licensee shall indemnify the Licensor from and against any and all claims, losses, damages, liabilities, or other expenses (including attorneys' fees) suffered by Licensor as a result of the Licensee's use of the Tradename in a manner other than as permitted by this Agreement.

          8. Sublicense. Licensee shall not have the right to grant any sublicense in the Tradename without the prior written consent of Licensor, which consent may be withheld for any reason or for no reason.

          9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered, if delivered in person or by telecopy, or when deposited in the mail, if mailed by first-class mail or express delivery service, postage or other fee prepaid, with return receipt requested, addressed to each party hereto as follows:

                  (a)      if to the Licensor:

                           [address]



                  (b)      if to the Licensee:

                           AutoLend Group, Inc.
                           Attn:
                           tel:
                           telecopier:

          Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address.

          10. Governing Law; Jurisdiction. This Agreement shall be construed and governed in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of law. Each of the parties hereto agrees to submit to the jurisdiction of the Federal or State courts located in the County of New Castle, State of Delaware in any action or proceeding arising out of or relating to this Agreement.

          11. Entire Agreement. With respect to the subject matter hereof, this Agreement contains the entire agreement between the parties, and may not be altered or modified, except in writing and signed by the party to be charged thereby, and supersedes any and all previous agreements between the parties.

          12. Amendments, Etc. None of the terms hereof may be waived, modified or discharged, except by an instrument in writing specifically referring to this Agreement and signed by each of the parties hereto.

          13. Severability. In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason unless narrowed by construction, this Agreement shall be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drafted so as not to be invalid, prohibited or unenforceable. If any court construes any of the provisions of this Agreement to be unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced. In the event any of the provisions contained in this Agreement should nevertheless be held to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns; provided however, that the Company may not assign this Agreement without the Licensor's prior written consent.

          15.  Headings.   The  headings   contained  herein  are  included  for
convenience of reference only and do not constitute a part of this Agreement.

          16. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall for all purposes constitute one agreement, binding on each of the parties, notwithstanding that each of the parties has not signed the same counterpart.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                                  AUTOLEND GROUP, INC.

                                                  By:_______________
                                                  Name:
                                                  Title:



                                                  AUTOLEND IAP, INC.



                                                  By:_______________
                                                  Name:
                                                  Title:





                     [Signature Page of Licensing Agreement]